Exhibit 10.1

SECOND AMENDMENT OF LEASE dated as of February   , 2016 by and between PARAMOUNT LEASEHOLD L.P., a New York limited partnership, having its office at 1501 Broadway, 19th Floor, New York, New York 10036 (“Landlord”), and TREMOR VIDEO, INC., a Delaware corporation having its office at 1501 Broadway, 8th Floor, New York, New York 10036 (“Tenant”).

W I T N E S S E T H:

WHEREAS, the parties entered into a Lease dated as of October 27, 2014 (the “Original Lease”) for the entire eighth floor in the building known as 1501 Broadway, New York, New York; and

WHEREAS, the Original Lease was amended by a First Amendment of Lease dated as of December 15, 2014 (the “First Amendment; the Original Lease and First Amendment are collectively referred to herein as the “Lease”); and

WHEREAS, the Lease provided for an extension of Tenant’s Free Rent Period if Landlord failed to substantially complete Landlord’s Post-Commencement Work within 90 days of the Commencement Date, which occurred on January 7, 2015; and

WHEREAS, Landlord did not substantially complete Landlord’s Post-Commencement Work by the date specified in the Lease; and

WHEREAS, the parties wish to amend the Lease so as to set forth their agreement with respect to the performance of Landlord’s Post-Commencement Work; and

WHEREAS, Landlord delivered the Additional Premises (as defined in Article 73 of the Original Lease) to Tenant, and the parties wish to confirm the terms of such delivery in accordance with the provisions of the Original Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration and of the mutual agreements hereinafter set forth, it is hereby mutually agreed as follows:

1.                                      Defined terms.  Capitalized terms used herein shall have the same meaning ascribed to them in the Lease, except as may be set forth herein.

2.                                      Free Rent Period.  Tenant hereby waives the right to receive an extension of the Free Rent Period pursuant to Article 37(G) of the Lease on account of Landlord’s failure to substantially complete the Post-Commencement Work by the date specified in the Lease.

3.                                      Additional Work to be Performed by Landlord.  In exchange for Tenant’s agreement to waive an extension of the Free Rent Period, as set forth in Paragraph 2 above, Landlord shall perform the following additional work in the Demised Premises, and amend Landlord’s Additional Premises Work (as defined in Article 73 of the Lease), as follows:

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

a.                                      Additional Work:  Landlord shall take all necessary steps to diminish the sound and vibration emanating from a condenser water pump, which is being heard in Tenant’s conference room located in the Initial Premises.  Landlord shall commence this remedial work promptly after the condenser water pump is no longer in operation following the shut-down of the base Building air-conditioning system in the fall of 2015.  Landlord will undertake remedial action and diligently perform same to completion, including, if necessary, remounting or relocating the condenser water pump from its current location.  This remedial work will be performed during Non-Business Hours, at Landlord’s sole cost and expense.  Landlord shall restore any damage to the Demised Premises resulting from the performance of such work.

b.                                      Landlord’s Additional Premises Work:  Landlord’s Additional Premises Work, as specified in Article 73 of the Lease, is hereby revised as follows:

i.                                          Landlord shall provide the same window sill condition and finish work in the Additional Premises as were provided in the Initial Premises.

ii.                                       Tenant may designate the location for Tenant to install its supply and return ductwork for the air conditioning system in the Additional Premises.

iii.                                    While the Landlord is performing Landlord’s Additional Premises Work in the Additional Premises, Tenant will be allowed access to the Additional Premises.  The parties shall use commercially reasonable efforts to coordinate their work, and keep the other apprised of their respective work schedules, and perform their work in such a manner so as not to interfere with or delay the other’s performance of their Alterations.

iv.                                   Landlord will patch and repair the floors and ceilings, including within the existing mechanical equipment rooms which are being removed from the Additional Premises.

v.                                      Landlord will provide firestopping at all floor and ceiling penetrations in the Additional Premises, in accordance with New York City Building Code requirements.

vi.                                   Landlord will correct any water leaks and/or excessive pipe condensation in the Additional Premises.

vii.                                Landlord will patch the existing plaster/drywall of interior walls and columns located within the Additional Premises, as well as the interior surfaces of exterior walls (including the pipe chase soffits) and finish them from floor to ceiling to a mudded, smooth surface, ready for Tenant to prime and paint.

viii.                             Landlord will provide gypsum board furr-out of all interior structural columns within the Additional Premises from slab to slab. Existing columns which have already been enclosed will be patched, as necessary.  Any

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other columns or pipes that must be enclosed will be furred-out and dry walled as tight to the structure as possible.

ix.                                   Landlord will install metal access panels at the wet columns within the Additional Premises.

x.                                      Landlord will remove all abandoned utility pipes within the Additional Premises.

xi.                                   Landlord will insulate all exposed existing steam pipes within the Additional Premises.

xii.                                Landlord will deliver the existing radiators in the Additional Premises in working order, with all control valves functioning properly.

xiii.                             Landlord to install building standard radiator covers ready for paint.

xiv.                            Tenant may run electrical conduits through the ceiling of the seventh floor located beneath the Additional Premises, with the same spacing and otherwise in the same manner as the electrical conduits were installed in the ceiling of the seventh floor beneath the Initial Premises. Tenant acknowledges that a portion of the seventh floor premises located beneath the Additional Premises is occupied by another tenant (the “Occupied Seventh Floor Premises”). Tenant shall perform the installation work in the Occupied Seventh Floor Premises during Non-Business Hours, and shall otherwise coordinate with the seventh floor tenant to perform the work in a manner which does not unreasonably interfere with such tenant’s use and occupancy of its premises.  Tenant shall be responsible for restoring any damage caused to the Occupied Seventh Floor Premises as a result of such work.

xv.                               Exhibit B (10) is modified with respect to the Additional Premises to delete the phrase “(excluding interior exposed brick walls)”.

xvi.                            Exhibit B (12) is modified with respect to the Additional Premises to delete the phrase “(other than the interior exposed brick wall)”.

xvii.                         Exhibit B (15) is modified with respect to the Additional Premises to read as follows:  “Provide electric capacity of six (6) watts demand load per rentable square foot of the Additional Premises (exclusive of the electricity required to operate the existing base building HVAC system installed by Tenant). Distribution of electricity within the Additional Premises shall be the Tenant’s responsibility.”

Tenant confirms that Landlord’s Additional Premises Work has been completed.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.                                      Baseboard and Punchlist Items Reimbursement.  Landlord will reimburse Tenant $4,624.00 in connection with the installation of baseboards in the Premises.  In addition, Landlord will reimburse Tenant $4,840.43 in payment of two change orders issued by J.T. Magen & Company Inc. and dated January 11, 2016 (identified as Change Orders #14-0223-CO058 and 059), in connection with the completion of certain punch list items for Landlord’s Additional Premises Work. This reimbursement will be paid to Tenant within fifteen (15) days of the date of this Second Amendment.

5.                                      Elevator Lobby.  Landlord has agreed to install a new elevator lobby (the “Elevator Lobby Area”) in the eighth floor. As part of Tenant’s Initial Improvements, Tenant is installing ductwork in the ceiling above the area in which the Elevator Lobby Area is to be located.  In addition, Tenant has agreed to relocate, at Tenant’s expense, a fire alarm conduit which runs through the Elevator Lobby Area, to another location on the eighth floor.  Landlord shall substantially complete installation of the new Elevator Lobby Area within eight (8) weeks (which date may be extended for any period of a Force Majeure Event or Tenant Delay) after receipt of notice from Tenant that it has completed installation of the ductwork in the ceiling and relocated the fire alarm conduit.  Landlord will reimburse Tenant the sum of $4,593.03, which represents one-half of the cost of moving the fire alarm conduit as needed in order to complete installation of the Elevator Lobby Area.  Landlord will reimburse Tenant for this expenditure within fifteen (15) days of the date of this Second Amendment.

6.                                      Additional Premises Commencement Date.

a.                                      The last sentence of Article 73B shall be deleted, and replaced in its entirety with the following:  “If items 1-4, 7, 9-13, 14(i) and 15 on Landlord’s Work Letter annexed as Exhibit B (as same may have been modified by this Second Amendment) have not been substantially completed in the Additional Premises by October 1, 2015, and if items 5 and 8 on Landlord’s Work Letter annexed as Exhibit B has not been substantially completed by October 30, 2015, which dates shall be extended on a day-for-day basis for any period of a Force Majeure Event or Tenant Delay, then for each day that such items of work have not been substantially completed by the specified dates (as so extended by the occurrence of a Force Majeure Event or Tenant Delay), the Free Rent Period shall be extended on a day-for-day basis for the first thirty (30) days of such delay, and thereafter by two (2) days for each day of such delay.”

b.                                      By letter dated September 30, 2015, Landlord notified Tenant that the Additional Premises Commencement Date was deemed to be September 30, 2015.  At Tenant’s request, the parties agree that the Additional Premises Commencement Date shall be deemed to be October 1, 2015, and Landlord’s letter of September 30, 2015 is hereby withdrawn and shall be of no force or effect.

7.                                      Additional Premises Fixed Rent and Operating Expense Escalation.

a.                                      Effective as of the Additional Premises Commencement Date, but subject to Paragraph 7b below, Tenant shall pay Fixed Rent for the Additional Premises as follows:

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PERIOD	ANNUAL FIXED RENT		MONTHLY RENT
10/1/15-1/6/20	$	[*****]	$	[*****]
1/7/20 — 1/31/25	$	[*****]	$	[*****]

b.                                      The Additional Premises Rent Commencement Date is October 1, 2016 and Tenant shall have no obligation to pay any Fixed Rent with respect to the Additional Premises until such Additional Premises Rent Commencement Date.

c.                                       In accordance with the provisions of Article 40 of the Original Lease, Tenant shall pay a one percent (1%) increase in Fixed Rent for the Additional Premises, commencing on the first anniversary of the Additional Premises Rent Commencement Date, and continuing on each anniversary thereafter for the balance of the term of the Lease.  The increase will be compounded and cumulative. The Additional Premises Fixed Rent, as increased in accordance with the provisions of Article 40, is attached hereto as Exhibit C-1.

d.                                      Tenant shall continue to pay Fixed Rent and Operating Expense Escalation for the Original Premises in accordance with the terms of the Original Lease and Exhibit C annexed thereto.

8.                                      Assignment and Subletting.  Article 55G shall be deleted and replaced in its entirety with the following:

“G.                              Notwithstanding anything in this Lease to the contrary, during the first three (3) Lease Years following the Additional Premises Commencement Date, Tenant shall have the right, from time to time, to sublease up to one-third of the rentable area of the then- current Demised Premises, each for a term not exceeding six years (inclusive of any renewal options), without obtaining the prior consent of Landlord and without being subject to Landlord’s right of recapture or profit-sharing.  Such subleases shall otherwise be subject to all of the other terms and conditions of this Lease, including, without limitation, Article 11.”

9.                                      Signatures.  Copies of this signed Second Amendment sent by electronic means shall have the same effect as original signatures.  This Second Amendment may be signed in counterparts which, when taken together, shall constitute a single agreement.

10.                               Lease Ratified.  Except as specifically amended by this Second Amendment, all of the terms, conditions and provisions of the Lease are hereby ratified and confirmed and shall continue in full force and effect.

[End of text; signature page follows]

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties have signed this Second Amendment as of the date set forth above.

LANDLORD:
PARAMOUNT LEASEHOLD, L.P.

By:	Paramount Leasehold Management Corp.,
General Partner

By:
	Name:	Stanley Garber
	Title:	Vice President

-and-

By:
	Name:	Timothy G. DeCola
	Title:	Vice President

(two signatures required)

TENANT:
TREMOR VIDEO, INC.

By:
Name:
Title:

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C-1

FIXED RENT FOR ADDITIONAL PREMISES

WITH OPERATING EXPENSE ESCALATION

Period	Annual Fixed Rent*		Monthly Fixed Rent
10/1/15-9/30/17	$	[*****]	$	[*****]
10/1/17-9/30/18	$	[*****]	$	[*****]
10/1/18-9/30/19	$	[*****]	$	[*****]
10/1/19-1/6/20	$	[*****]	$	[*****]
1/7/20**-9/30/20	$	[*****]	$	[*****]
10/1/20-9/30/21	$	[*****]	$	[*****]
10/1/21-9/30/22	$	[*****]	$	[*****]
10/1/22-9/30/23	$	[*****]	$	[*****]
10/1/23-9/30/24	$	[*****]	$	[*****]
10/1/24-1/31/25	$	[*****]	$	[*****]

* These numbers do not include escalations on account of increases in Real Estate Taxes

** Rent increases by $[*****]/rsf

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.